CB Financial Services, Inc.

*The Holding Company of Community Bank*

# *Investor Presentation*

**KBW Community Bank Investors Conference**

**August 2016**

# Forward-Looking Statements

Statements contained in this investor presentation that are not historical facts may constitute forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995 and such forward-looking statements are subject to significant risks and uncertainties. The Company intends such forward-looking statements to be covered by the safe harbor provisions contained in the Act. The Company's ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors which could have a material adverse effect on the operations and future prospects of the Company and its subsidiaries include, but are not limited to, changes in market interest rates, general economic conditions, changes in federal and state regulation, actions by our competitors, loan delinquency rates, our ability to control costs and expenses, and other factors that may be described in the Company's periodic reports as filed with the Securities and Exchange Commission. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. The Company assumes no obligation to update any forward-looking statement except as may be required by applicable law or regulation.

# CB Financial Services Overview

# Franchise Summary (NASDAQ: CBFV)

- Top 10 market share in core operating area[(1)]; focused in South Hills market of the Pittsburgh metropolitan area
- Regional economic drivers: financial services, technology, health care, education, energy
- Appropriate scale to serve a diversified commercial client base across Southwestern Pennsylvania
- FedFirst acquisition expanded our footprint into Westmoreland and Fayette Counties and expanded our product offering while improving our ability to cross sell

**Corporate Highlights (6/30/2016)**

Financial Services, Inc.
*The Holding Company of Community Bank*

| Corporate Information | |
|---|---|
| Branches | 16 |
| FTEs[(2)] | 203 |
| Market Capitalization | $89.0M |
| **Financial Summary** | |
| Assets | $828 M |
| Total Loans HFI | $679 M |
| Deposits | $675 M |

Source: SNL Financial as provided by the FDIC. Deposit market share data as of June 30, 2015, as adjusted for acquisitions to the extent discernable. Pricing data as of 7/22/16.
(1) Core operating area includes Washington, Greene, Westmoreland and Fayette Counties and excludes Allegheny County.
(2) Includes employees of Exchange Underwriters.

# CBFV Footprint


Edgeworth
New Kensington
Bellevue
Plum
White
Weirton
Pittsburgh
Monroeville
Delmont
Burgettstown
Mount Lebanon
Bethel Park
White Oak
Greensburg
Canonsburg
Elizabeth
Buffalo
Youngwood
Washington
Monessen
Ellsworth
Scottdale
Redstone
East Finley
Connellsville
Redstone Township
Cumberland Village
Uniontown
Kaufmann
Oak Forest
Cameron
Fairchance
Springhill
Brave
Markleysburg
Chatham
Erie
Jamestown
Ashtabula
Mentor
Meadville
Sandusky
Cleveland
Howland Corners
Elyria
Parma
Akron
Youngstown
Clarion
Barberton
Clearfield
Mansfield
Canton
Indiana
Altoona
New Philadelphia
Coshocton
Johnstown
Columbus
Zanesville
Chambersburg
Morgantown
Cumberland
Lancaster
Athens
Parkersburg
Keyser
Clarksburg
Winchester
Washington
Arlington
Annapolis
Alexandria
Portsmouth
Elkins
Front Royal
Harrisonburg
Charleston
Fredericksburg
Staunton
Charlottesville

Source: SNL Financial.
Note: Map includes limited service facilities.

# Key Senior Management

**Ralph Sommers**

- Chairman
- Joined Community Bank in 1979 as EVP
- Became President in 1984 and President & CEO in 1988
- Board member since 1983 and Chairman since 1999

**Pat McCune**

- Vice Chairman, President & CEO
- Responsibilities to include day to day organizational oversight
- Board member since 1992 and left law practice to become President in 1999

**Pat O'Brien**

- Director, Senior Executive Vice President
- Responsible for new commercial business generation, sales culture and business line integration
- Former President, CEO & Director of FedFirst; previously a Regional President of WSBC

**Kevin Lemley**

- Executive Vice President and Chief Financial Officer
- Responsible for financial oversight and new SEC reporting requirements
- Joined CBFV in 2011; previously SVP and CFO of Centra Bank

**Ralph Burchianti**

- Executive Vice President and Chief Credit Officer
- Responsibilities include oversight of credit & underwriting policies for the combined organization
- Nearly 30 years of experience with CBFV

**Rich Boyer**

- Director and Vice President - Insurance
- Manages day to day operations of Exchange Underwriters and generates new business
- President of Exchange Underwriters since 1989

# Attractive Southwestern PA Market

## Region Overview

- Franchise encompasses the following counties:
  - Washington
  - Greene
  - Westmoreland
  - Fayette
  - Allegheny

## Major Employers in Core Operating Area[1]

Washington Health System
Alpha Natural Resources
GMS Mine Repair & Maintenance
CONSOL Energy
Excela Health
The Meadows Casino • Racetrack • Hotel
MVH Monongahela Valley Hospital
Caterpillar

## Summary Statistics (5 County Franchise)

- Population of nearly 2 million
- 2016 median household income of approximately $53,100
- Projected household income growth (2016-2021) of 10.1% (vs. 8.8% in PA and 7.8% nationally)
- Over 82,000 total businesses located within the operating area

## Scarcity of Community Banks in Core Operating Area

| Bank | Operating Area[1] Deposit Market Share | Total Bank Assets ($000) |
|---|---|---|
| PNC Bank, NA | 26.8% | $350,643,006 |
| Citizens Bank, NA | 11.5% | 109,313,488 |
| First National Bank of PA[3] | 9.6% | 27,587,783 |
| First Commonwealth Bank | 6.2% | 6,677,411 |
| S&T Bank | 6.1% | 6,459,023 |
| Washington Financial Bank[2] | 6.0% | 1,072,726 |
| First Federal SLA of Greene Cty[2] | 5.2% | 897,420 |
| KeyBank National Association | 5.0% | 96,389,617 |
| **Community Bank** | **4.5%** | **832,359** |
| cfsbank[2] | 2.8% | 527,067 |

Source: SNL Financial for all demographic data, the Pennsylvania Department of Labor and Industry and the Washington County, PA Chamber of Commerce. Summary county statistics are deposit-weighted.
Note: Deposit market share data as of 6/30/15 as adjusted for acquisitions to the extent discernable.
(1) Core operating area excludes Allegheny County.
(2) Mutual institution.
(3) Estimated pro forma for the acquisition of Yadkin Financial Corporation announced 7/21/2016.

# Regional Economic Drivers

- Pittsburgh Metropolitan area
  - Recent investments in technology industry by Google, Apple and Intel
  - Healthcare (UPMC)
  - Financial services
  - 36 colleges & universities produce a highly educated labor force
  - "Most Livable Place in the Continental US"[1]
- Marcellus / Utica Shale
  - Estimated recoverable reserves of approximately 400 trillion cubic feet equivalent[2]
  - More than 7,750 active PA wells
  - 4 of CBFV's operating counties[3] are among the top 10 in PA well activity, accounting for nearly 1/3rd of all PA wells

**Map of Marcellus / Utica Shale Region**



MASS.
NEW YORK
CONN.
N.J.
PENNSYLVANIA
M.D.
CBFV Market Area
WEST VIRGINIA
VIRGINIA
Utica
Marcellus
Utica underlying Marcellus

★ Pittsburgh

Source: U.S. Energy Information Administration.
(1) Source: The Economist: *"A Summary of the Livability Ranking and Overview"*, published August 2014.
(2) Per US Geological Survey and Energy Information Administration estimates. Includes natural gas and oil reserves.
(3) Washington (#1), Greene (#4), Fayette (#8) and Westmoreland (#9). Source: PA Department of Environmental Protection.

# Shell Cracker Plant Site



Proposed site of petrochemical "cracker" plant
Beaver River
76
Monaca
BEAVER
18
376
Ohio River
5 miles
ALLEGHENY

- On June 7, 2016, Shell Chemical announced it would move forward to complete an ethane cracker plant in Beaver County, PA
- Planning and construction on the estimated $6 billion facility is well underway
- The project is estimated to employ up to 6,000 people during construction

- 340-acre expanse on the southern bank of the Ohio and visible just off Interstate 376
- Site specific infrastructure project already completed:
  - $70M relocation of the Center Township water supply
  - $60M relocation of Route 18 to accommodate the footprint of the facility; new bridge leading into the site was recently finished
  - Estimated total expenditures to date of $500 million



AEROSHOTS.NET

Source: The Pittsburgh Post-Gazette, Marcellus Drilling News and Google Earth.

# Diversified Business Mix

## Retail Banking & Wealth Management

- ~25% of deposits are noninterest bearing
- More than 75% non-time deposits
- Excellent branch coverage of Southwestern PA
- Wealth management services linked strongly to Marcellus Region footprint

## Commercial Banking

- Focused on improving sales culture
- Approximately 6% year over year commercial loan growth(1)
- Well positioned to serve the needs of local small and medium sized businesses

## Mortgage Banking

- Active mortgage origination platform with dedicated mortgage originators
- Legacy FedFirst production has augmented fee revenue

## Insurance Brokerage

- Led by Rich Boyer, a 30+ year industry veteran
- Complementary to commercial banking business
- Accounts for over 40% of fee income(2)
- All legacy Exchange Underwriters production staff retained

Source: Company documents.
(1) Represents period between 6/30/15 and 6/30/16. Includes commercial real estate and commercial & industrial loans.
(2) For the 2016 YTD period through 6/30/16.

# Financial Performance

# Historical Financial Highlights

| ($000s except per share) | 2013 FY 12/31/13 | 2014 FY 12/31/14 | 2015 FY 12/31/15 | 2015 YTD 6/30/15 | 2016 YTD 6/30/16 |
|---|---|---|---|---|---|
| **Balance Sheet** | | | | | |
| Total Assets | $546,486 | $846,314 | $830,677 | $836,767 | $828,026 |
| Total Loans HFI | 379,146 | 685,646 | 683,354 | 663,150 | 678,975 |
| Total Deposits | 480,335 | 697,494 | 679,299 | 695,455 | 675,266 |
| Tangible Common Equity(2) | 42,847 | 71,392 | 77,590 | 74,439 | 80,496 |
| **Capital Ratios (%)** | | | | | |
| Tang. CE / Tang Assets(2) | 7.87% | 8.54% | 9.45% | 9.01% | 9.83% |
| Tier 1 Ratio | 12.12 | 11.82 | 13.11 | 13.08 | 13.41 |
| Risk-Based Capital Ratio | 13.38 | 13.06 | 14.17 | 14.04 | 14.59 |
| TBV Per Share(2) | $17.36 | $17.53 | $19.01 | $18.28 | $19.72 |
| **Asset Quality (%)(1)** | | | | | |
| NPAs/ Assets | 0.78% | 0.86% | 1.32% | 0.92% | 0.87% |
| NCOs/ Avg Loans | 0.17 | 0.04 | 0.11 | 0.05 | 0.13 |
| **Profitability** | | | | | |
| Net Income | $4,256 | $4,292 | $8,420 | $4,535 | $3,983 |
| ROAA | 0.79% | 0.72% | 1.01% | 1.08% | 0.96% |
| ROAE | 9.43 | 8.60 | 9.89 | 10.9 | 9.1 |
| ROATCE(2) | 10.0 | 9.3 | 11.7 | 12.9 | 10.5 |
| Net Interest Margin | 3.23 | 3.47 | 3.82 | 3.83 | 3.86 |
| Efficiency Ratio(2) | 70.3 | 67.5 | 61.4 | 61.3 | 64.8 |
| Diluted EPS | $1.72 | $1.63 | $2.07 | $1.11 | $0.98 |

- Consistently profitable throughout the financial crisis
- Year over year commercial loan growth of approximately 6%; sold $38.2 million of residential loans during Q2 2015
- ROAA and ROATCE nearly 1.0% and 11%, respectively
- Strong asset quality metrics

Source: Company documents and SNL Financial.
(1) NPLs include nonaccrual loans, loans 90+ days past due and TDRs. NPAs include NPLs and OREO.
(2) Non-GAAP financial metric. Please see the appendix to this presentation for non-GAAP reconciliations.

# Post Merger Financial Achievements

## ROAA



1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.79%
1.01%
2013 Pre Merger
2015 Post Merger

## ROATCE(1)(2)



15.0%
12.0%
9.0%
6.0%
3.0%
0.0%
10.0%
11.7%
2013 Pre Merger
2015 Post Merger

## Efficiency Ratio(2)



80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
70.3%
61.4%
2013 Pre Merger
2015 Post Merger

## Total Assets ($M)



$1,000.0
$800.0
$600.0
$400.0
$200.0
$0.0
$546.5
$830.7
2013 Pre Merger
2015 Post Merger

## Total Loans HFI ($M)



Loans / Deposits:
79%
101%
$1,000.0
$800.0
$600.0
$400.0
$200.0
$0.0
$379.1
$683.4
2013 Pre Merger
2015 Post Merger

## Earnings Per Share



$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$1.72
$2.07
2013 Pre Merger
2015 Post Merger

Source: Company documents and SNL Financial. Represents data for the fiscal years ended 12/31/13 and 12/31/15, respectively.
(1) Return on average tangible common equity.
(2) Non-GAAP financial metric. Please see the appendix to this presentation for non-GAAP reconciliations.

# Balanced Fee Revenue Mix With Opportunity For Continued Improvement

- Fee income sources comprise 20% of total revenue
- Continued opportunity to improve deposit fee income from legacy FedFirst franchise
- Wealth management business being incorporated into legacy FedFirst locations
- Insurance business being incorporated into legacy Community Bank locations

**Revenue Mix – 2016 YTD** | **Fee Revenue Mix – 2016 YTD**


Net Interest Income 80%
Fee Income 20%
Other Noninterest Income 19%
BOLI Income 6%
Deposit Fees & Sevice Charges 32%
Insurance Commissions 43%

**2016 YTD Fee Income: $3.72 Million**

Source: Company documents.

# Net Interest Margin

## Net Interest Margin



4.50%
4.00%
3.50%
3.00%
2.50%
3.89%
3.78%
3.83%
3.77%
3.90%
3.82%
2015Q1
2015Q2
2015Q3
2015Q4
2016Q1
2016Q2
CBFV
PA Peer Median

- Strong net interest margin supported by stability in both yield on earning assets and cost of funds
- Well positioned with respect to "Lower for Longer" interest rate environment; not counting on rate hikes to maintain profitability

## Cost of Funds



0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.38%
0.36%
0.36%
0.36%
0.38%
0.38%
2015Q1
2015Q2
2015Q3
2015Q4
2016Q1
2016Q2
CBFV
PA Peer Median

## Yield on Average Earnings Assets



5.00%
4.50%
4.00%
3.50%
3.00%
4.26%
4.12%
4.17%
4.11%
4.26%
4.19%
2015Q1
2015Q2
2015Q3
2015Q4
2016Q1
2016Q2
CBFV
PA Peer Median

Source: SNL Financial and company documents, Peers include all commercial banks and bank holding companies headquartered in Pennsylvania with assets $300 million to $1.0 billion. Excludes mutual institutions and announced merger targets.

# Loan Composition

**6/30/16 Gross Loans HFI ($679M)**



Other
1%
Consumer
16%
Residential RE
40%
Commercial
and Industrial
12%
Construction
2%
Commercial RE
29%

**Yield on Loans: 4.42%**

- Balanced loan portfolio
- Approximately 6% year over year commercial loan growth
- No commercial real estate loan concentration issues
- Nearly $40 million of residential real estate loans sold during Q2 2015 to assist with interest rate risk management
- Consumer portfolio consists primarily of in-market, prime indirect auto lending

Source: Company documents and SNL Financial; Data is as of 6/30/16.

# Deposit Composition

- Stable, low cost deposit base; 33 bps cost of deposits for the quarter ended June 30, 2016
- More than 75% non-time deposits; less than 10% time deposits >$250,000 and brokered deposits
- Approximately 7% year over year[1] growth in core demand account base
- Approximately 11% decrease year over year[1] in higher cost time deposit funding

**6/30/16 Deposits ($675M)**


Time Deposits >$250,000 4%
Time Deposits <$250,000 16%
Brokered Deposits 2%
Demand 24%
NOW 15%
MMDA & Savings 39%

**Cost of Deposits: 0.33%**

Source: Company documents and SNL Financial; Data is as of 6/30/16.
(1) Represents the period from 6/30/15 through 6/30/16. Based on average balance sheet data.

# Strong Asset Quality

## Nonperforming Assets / Assets(1)


2.00%
1.50%
1.00%
0.50%
0.00%
1.23%
0.78%
1.32%
1.06%
0.87%
2012Y
2013Y
2014Y
2015Y
2016Q1
2016Q2
CBFV
PA Peer Median

## Nonperforming Assets / Loans + OREO(1)


3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
1.92%
1.12%
1.58%
1.28%
1.06%
2012Y
2013Y
2014Y
2015Y
2016Q1
2016Q2
CBFV
PA Peer Median

## NCOs / Avg. Loans


0.25%
0.20%
0.15%
0.10%
0.05%
0.00%
0.12%
0.17%
0.04%
0.11%
0.22%
0.05%
2012Y
2013Y
2014Y
2015Y
2016Q1
2016Q2
CBFV
PA Peer Median

Source: SNL Financial and company documents, Peers include all commercial banks and bank holding companies headquartered in Pennsylvania with assets $300 million to $1.0 billion. Excludes mutual institutions and announced merger targets.

(1) Non-Performing Assets = Nonaccrual + TDRs + 90 day past due and still accruing + OREO.

# Reserve Levels Support Capital Strength

## Allowance for Loan Losses / NPLs[1]



200%
150%
100%
50%
0%
102.1%
137.0%
73.9%
60.7%
97.4%
103.4%
2012Y
2013Y
2014Y
2015Y
2016Q1
2016Q2
CBFV
PA Peer Median

## Allowance for Loan Losses / Loans



2.00%
1.60%
1.20%
0.80%
0.40%
0.00%
1.70%
1.42%
1.39%
1.43%
1.43%
1.40%
0.76%
0.95%
1.02%
1.06%
2012Y
2013Y
2014Y
2015Y
2016Q1
2016Q2
CBFV
Credit Mark
PA Peer Median

- Conservative credit culture
- Allowance for loan loss balance rebuilt following the acquisition of FFCO
- Remaining FFCO credit mark provides additional reserve support
- Allowance for loan loss balance plus the remaining FFCO credit mark has remained approximately 1.4% since the transaction closed in Q4 2014

Source: SNL Financial and company documents, Peers include all commercial banks and bank holding companies headquartered in Pennsylvania with assets $300 million to $1.0 billion. Excludes mutual institutions and announced merger targets.

(1) Non-Performing Loans = Nonaccrual + TDRs + 90 day past due and still accruing.

# Summary

# CB Financial Services – Recent Achievements

- October 31, 2014: Closing of the merger with FFCO
- November 3, 2014: Our common stock started to trade on the NASDAQ Global Market under the symbol "CBFV"
- April 2015: Ambassador Financial Group named CBFV the 4th highest performer in Western Pennsylvania(1) for its 2014 Return on Equity
- June 1, 2015: CBFV was added to the "ABA NASDAQ Community Bank Index"
- June 18, 2015: Pat McCune, President & CEO, was awarded the "World Class CEO" award by the Southpointe CEO Association
- August 22, 2015: KBW Research initiated coverage of CB Financial Services stock
- October 5, 2015: Designated a "Sm-All Star" by Sandler O'Neill
- April 2016: Bauer Financial awarded CBFV with its highest "Five Star" rating, available only to the strongest banks in the nation
- April 25, 2016: American Banker magazine recognized CBFV as being among the "Top 200" performing community banks(2) in the nation for its three year average Return on Equity (2013-2015)
- April 28, 2016: Pat McCune, President & CEO, was awarded the Good Neighbor Individual Community Member by Range Resources for his advocacy of the Marcellus
- November 3, 2016: Washington County Community Foundation will award Community Bank with the *Charles C. Keller Excellence Award for Corporate Philanthropy*

(1) Ambassador Financial Group 4th Quarter Community Bank Report.
(2) Includes bank holding companies, banks, and thrifts that had total assets of less than $2 billion as of 12/31/15 and that are publicly traded or report financials to the SEC.

# Strategic Vision for CB Financial Services

- Opportunistically grow to over $1.0 billion in total assets in Southwestern Pennsylvania
- Creation of a sales culture which builds full relationships with our commercial business customers
- Maintain above peer profitability while continuing to invest for the future
- Empower our experienced, high quality employees to provide superior customer service in all aspects of our business
- Be the Community Bank of choice in Southwestern Pennsylvania for small and medium sized businesses

# Attractive Valuation

**LTM ROAA (%)**



1.25%
1.00%
0.75%
0.50%
0.25%
0.95%
0.82%
CBFV
Exchange Traded Peers

- Better than peer profitability
- Strong balance sheet
- Stable market with upside potential on energy price recovery
- Dividend yield of 4.0% vs. peer median of 1.4%
- Currently trading at significant discount to peer earnings multiples

**Price / LTM EPS**



16.0x
12.0x
8.0x
4.0x
0.0x
11.3x
15.0x
CBFV
Exchange Traded Peers

**Price / 2017 EPS(1)**



16.0x
12.0x
8.0x
4.0x
0.0x
10.4x
12.9x
CBFV
Exchange Traded Peers

**Price / Tangible Book Value**



1.25x
1.00x
0.75x
0.50x
0.25x
0.00x
1.11x
1.16x
CBFV
Exchange Traded Peers

Source: SNL Financial and company documents. Pricing data as of 7/22/16.
Peers include exchange traded banks headquartered in the Mid-Atlantic and Midwest with assets less than $1.5 billion and at least one 2017 earnings per share estimate. Excludes announced merger targets and Marlin Business Services Corp.
(1) Estimated earnings per share per consensus research estimates.

# Questions?

# Appendix

# Non-GAAP Reconciliations

## TCE Ratio and Tangible Book Value Per Share

| (dollars in thousands, except share data) | For the Years Ended 2013 | For the Years Ended 2014 | For the Years Ended 2015 | For the Period Ended 6/30/2015 | For the Period Ended 6/30/2016 |
|---|---|---|---|---|---|
| Stockholders' Equity | $ 45,005 | $ 81,912 | $ 86,896 | $ 84,692 | $ 89,535 |
| Intangible Assets | (2,158) | (10,520) | (9,306) | (10,253) | (9,039) |
| Tangible Common Equity | $ 42,847 | $ 71,392 | $ 77,590 | $ 74,439 | $ 80,496 |
| Total Assets | $ 546,486 | $ 846,314 | $ 830,677 | $ 836,767 | $ 828,026 |
| Intangible Assets | (2,158) | (10,520) | (9,306) | (10,253) | (9,039) |
| Tangible Assets | $ 544,328 | $ 835,794 | $ 821,371 | $ 826,514 | $ 818,987 |
| Shares Outstanding | 2,467,980 | 4,071,462 | 4,081,017 | 4,071,462 | 4,081,017 |
| Tangible Book Value per Share | $ 17.36 | $ 17.53 | $ 19.01 | $ 18.28 | $ 19.72 |
| Tangible Common Equity / Tang. Assets | 7.87% | 8.54% | 9.45% | 9.01% | 9.83% |

## Efficiency Ratio

| (dollars in thousands) | For the Years Ended 2013 | For the Years Ended 2014 | For the Years Ended 2015 | For the YTD Ended 6/30/2015 | For the YTD Ended 6/30/2016 |
|---|---|---|---|---|---|
| GAAP Non-Interest Expense | $ 13,358 | $ 16,798 | $ 22,929 | $ 11,282 | $ 11,602 |
| OREO (Income) Expense | (40) | 548 | 196 | 242 | 535 |
| Amortization of Intangibles | (53) | (89) | (525) | (267) | (267) |
| Non-Recurring Merger Expense | - | (1,979) | - | - | - |
| Operating Non-Interest Expense (Numerator) | $ 13,265 | $ 15,278 | $ 22,600 | $ 11,257 | $ 11,870 |
| GAAP Net Interest Income | $ 15,669 | $ 18,881 | $ 29,202 | $ 14,724 | $ 14,668 |
| GAAP Non-Interest income | 3,205 | 3,818 | 7,595 | $ 3,632 | $ 3,715 |
| Realized (Gain) / Loss on Securities | - | (60) | - | - | (58) |
| Operating Revenue (Denominator) | $ 18,874 | $ 22,639 | $ 36,797 | $ 18,356 | $ 18,325 |
| Efficiency Ratio | 70.3% | 67.5% | 61.4% | 61.3% | 64.8% |

Source: Company documents.

# Non-GAAP Reconciliations

## Return on Average Tangible Common Equity

| (dollars in thousands) | For the Years Ended | | | For the YTD Ended | |
|---|---|---|---|---|---|
| | 2013 | 2014 | 2015 | 6/30/2015 | 6/30/2016 |
| Net Income | $ 4,256 | $ 4,292 | $ 8,420 | $ 4,535 | $ 3,983 |
| Amortization of Intangibles (After Tax) | 34 | 58 | 348 | 174 | 174 |
| Adjusted Net Income (Numerator) | $ 4,290 | $ 4,350 | $ 8,768 | $ 4,709 | $ 4,157 |
| Annualization Factor | 1.000 | 1.000 | 1.000 | 2.017 | 2.011 |
| Average Total Equity | $ 45,142 | $ 49,916 | $ 85,162 | $ 83,842 | $ 88,491 |
| Average Intangibles | (2,182) | (3,203) | (10,168) | (10,387) | (9,173) |
| Average Tangible Common Equity (Denominator) | $ 42,960 | $ 46,713 | $ 74,994 | $ 73,456 | $ 79,318 |
| Return on Average Tangible Common Equity | 10.0% | 9.3% | 11.7% | 12.9% | 10.5% |

Source: Company documents.